EXECUTION COPY





                               DYNEX CAPITAL, INC.

                                     Issuer



                                       AND



                       WACHOVIA BANK NATIONAL ASSOCIATION

                                     Trustee



                                    INDENTURE

                          Dated as of February 28, 2003



                          9.50% Senior Notes Due 2005

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------

310      (a)(1).........................................................7.10
         (a)(2..........................................................7.10
         (a)(3).........................................................N.A.
         (a)(4).........................................................N.A.
         (a)(5).........................................................7.10
         (b).............................................................7.9
         (c)............................................................N.A.
311      (a)............................................................7.14
         (b)............................................................7.14
         (c)............................................................N.A.
312      (a).....................................................2.5(a); 5.1
         (b)............................................................13.2
         (c)............................................................12.2
313      (a).............................................................7.2
         (b)(1).........................................................N.A.
         (b)(2)..........................................................7.2
         (c).............................................................7.2
         (d).............................................................7.2
314      (a).....................................................4.7(a); 5.2
         (b)............................................................N.A.
         (c)(1).........................................................13.4
         (c)(2).........................................................13.4
         (c)(3).........................................................N.A.
         (d)............................................................N.A.
         (e) ...........................................................13.4
         (f)............................................................N.A.
315      (a)..........................................................7.1(b)
         (b).............................................................6.8
         (c...........................................................7.1(a)
         (d...........................................................7.1(c)
         (e..............................................................6.9
316      (a) (last sentence).............................................8.4
         (a)(1)(A).......................................................6.7
         (a)(1)(B).......................................................6.7
         (a)(2).........................................................N.A.
         (b).............................................................6.4
         (c).............................................................8.1
317      (a).............................................................6.2
         (b).............................................................4.4
318      (a)....................................................13.07; 13.08

N.A. means "not applicable".

* This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS



                                                                            PAGE
                                    ARTICLE I

                                   DEFINITIONS

Section 1.1   DEFINITIONS.....................................................1
Section 1.2   INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...............7
Section 1.3   RULES OF CONSTRUCTION...........................................7

                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                              AND EXCHANGE OF NOTES

Section 2.1   DESIGNATION, AMOUNT AND ISSUE OF NOTES..........................8
Section 2.2   FORM OF NOTES...................................................8
Section 2.3   DATE AND DENOMINATION OF NOTES; PAYMENTS OF PRINCIPAL
                AND INTEREST..................................................8
Section 2.4   EXECUTION OF NOTES.............................................10
Section 2.5   EXCHANGE AND TRANSFER OF NOTES; RESTRICTIONS ON
                TRANSFER; DEPOSITORY.........................................10
Section 2.6   MUTILATED, DESTROYED, LOST OR STOLEN NOTES.....................13
Section 2.7   TEMPORARY NOTES................................................14
Section 2.8   CANCELLATION OF NOTES PAID, ETC................................15
Section 2.9   CUSIP NO.......................................................15

                                   ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES

Section 3.1   REDEMPTION PRICES..............................................15
Section 3.2   NOTICE OF REDEMPTION; SELECTION OF NOTES.......................15
Section 3.3   PAYMENT OF NOTES CALLED FOR REDEMPTION.........................17
Section 3.4   REPURCHASE OF NOTES UPON A CHANGE OF CONTROL...................17

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

Section 4.1   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.....................19
Section 4.2   MAINTENANCE OF OFFICE OR AGENCY................................19
Section 4.3   APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE.............20
Section 4.4   PROVISIONS AS TO PAYING AGENT..................................20
Section 4.5   CORPORATE EXISTENCE............................................21
Section 4.6   STAY, EXTENSION AND USURY LAWS.................................21
Section 4.7   COMPLIANCE STATEMENT; NOTICE OF DEFAULTS.......................22
Section 4.8   LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS
                AFFECTING SUBSIDIARIES.......................................22
Section 4.9   TAXES..........................................................22
Section 4.10  INSURANCE......................................................22
Section 4.11  LIMITATION ON RESTRICTED PAYMENTS..............................23
Section 4.12  LIMITATION ON TRANSACTIONS WITH AFFILIATES.....................23

                                    ARTICLE V

                  NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY

Section 5.1   NOTEHOLDERS' LISTS.............................................24
Section 5.2   REPORTS BY COMPANY.............................................24

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1   EVENTS OF DEFAULT...............................................25
Section 6.2   PAYMENTS OF NOTES ON DEFAULT; SUIT THEREFOR.....................27
Section 6.3   APPLICATION OF MONIES COLLECTED BY TRUSTEE......................29
Section 6.4   PROCEEDINGS BY NOTEHOLDER.......................................29
Section 6.5   PROCEEDINGS BY TRUSTEE..........................................30
Section 6.6   REMEDIES CUMULATIVE AND CONTINUING..............................30
Section 6.7   DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY
                MAJORITY OF NOTEHOLDERS.......................................30
Section 6.8   NOTICE OF DEFAULTS..............................................31
Section 6.9   UNDERTAKING TO PAY COSTS........................................31

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

Section 7.1   DUTIES AND RESPONSIBILITIES OF TRUSTEE..........................32
Section 7.2   REPORTS BY TRUSTEE TO HOLDERS...................................33
Section 7.3   RELIANCE ON DOCUMENTS, OPINIONS, ETC............................33
Section 7.4   NO RESPONSIBILITY FOR RECITALS, ETC.............................34
Section 7.5   TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR
                MAY OWN NOTES.................................................34
Section 7.6   MONIES TO BE HELD IN TRUST......................................34
Section 7.7   COMPENSATION AND EXPENSES OF TRUSTEE............................35
Section 7.8   OFFICERS' CERTIFICATE AS EVIDENCE...............................35
Section 7.9   CONFLICTING INTERESTS OF TRUSTEE................................35
Section 7.10  ELIGIBILITY OF TRUSTEE..........................................36
Section 7.11  RESIGNATION OR REMOVAL OF TRUSTEE...............................36
Section 7.12  ACCEPTANCE BY SUCCESSOR TRUSTEE.................................37
Section 7.13  SUCCESSOR, BY MERGER, ETC.......................................38
Section 7.14  LIMITATION ON RIGHTS OF TRUSTEE AS CREDITOR.....................38

                                  ARTICLE VIII

                           CONCERNING THE NOTEHOLDERS

Section 8.1   ACTION BY NOTEHOLDERS...........................................38
Section 8.2   PROOF OF EXECUTION BY NOTEHOLDERS...............................38
Section 8.3   WHO ARE DEEMED ABSOLUTE OWNERS..................................39
Section 8.4   COMPANY-OWNED NOTES DISREGARDED.................................39
Section 8.5   REVOCATION OF CONSENTS, FUTURE HOLDERS BOUND....................40

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS..........40
Section 9.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.............41
Section 9.3   EFFECT OF SUPPLEMENTAL INDENTURES...............................42
Section 9.4   NOTATION ON NOTES...............................................42
Section 9.5   EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO
                BE FURNISHED TO THE TRUSTEE...................................42

                                    ARTICLE X

           CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE

Section 10.1  COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS..................43
Section 10.2  SUCCESSOR COMPANY TO BE SUBSTITUTED.............................43
Section 10.3  OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE.......................43

                                   ARTICLE XI

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 11.1  LEGAL DEFEASANCE AND COVENANT DEFEASANCE OF THE
                NOTES.........................................................44
Section 11.2  TERMINATION OF OBLIGATIONS UPON CANCELLATION OF THE NOTES.......46
Section 11.3  SURVIVAL OF CERTAIN OBLIGATIONS.................................46
Section 11.4  ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE..........................46
Section 11.5  APPLICATION OF TRUST ASSETS.....................................47
Section 11.6  REPAYMENT TO THE COMPANY; UNCLAIMED MONEY.......................47
Section 11.7  REINSTATEMENT...................................................47

                                   ARTICLE XII

         IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

Section 12.1  INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS................48

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.1  ADDRESSES FOR NOTICES, ETC......................................48
Section 13.2  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS....................49
Section 13.3  GOVERNING LAW...................................................49
Section 13.4  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT;
                CERTIFICATES TO TRUSTEE.......................................49
Section 13.5  LEGAL HOLIDAYS..................................................50
Section 13.6  NO SECURITY INTEREST CREATED....................................50
Section 13.7  TRUST INDENTURE ACT.............................................50
Section 13.8  TRUST INDENTURE ACT CONTROLS....................................50
Section 13.9  BENEFITS OF INDENTURE...........................................50
Section 13.10 TABLE OF CONTENTS, HEADINGS, ETC................................50
Section 13.11 AUTHENTICATING AGENT............................................51
Section 13.12 EXECUTION IN COUNTERPARTS.......................................51

         INDENTURE, dated as of February 28, 2003, by and between DYNEX CAPITAL, INC., a Virginia corporation (the "Company"), and Wachovia Bank National Association, a national banking corporation (the "Trustee").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 9.50% Senior Notes Due 2005 (the "Notes"), in an aggregate principal amount not to exceed $32,079,025 and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Notes will be originally issued solely in global form, and in the event that the Company issues Notes in definitive form, such issuance will be accompanied by a supplement to this Indenture including the form of definitive Notes; and

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to require repurchase by the Company upon a Change of Control (as hereinafter defined), and a certificate of transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below) as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1  Definitions.
                      -----------

         The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act (as hereinafter defined) or that are by reference defined in the Securities Act (as hereinafter defined), except as herein otherwise expressly provided for or unless the context otherwise requires, shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force on the date of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article or Section.

         "Affiliate". An "Affiliate" of any specified person shall mean an "affiliate" as defined in Rule 144(a) as promulgated under the Securities Act.

         "Board Of Directors". The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it.

         "Board Resolution". The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "Business Day". The term "Business Day" shall mean a day, other than a Saturday, a Sunday or a day on which the banking institutions in the State and City of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York state holiday.

         "Capital Stock". The term "Capital Stock" of any person shall mean any and all shares, interests, participations or other equivalents (however designated) of such person's corporate stock or any and all equivalent ownership interests in a person (other than a corporation) whether now outstanding or issued after the date hereof.

         "Cede". The term "Cede" shall mean Cede & Co., a nominee of the Depository.

         "Change Of Control". The term "Change of Control" shall have the meaning specified in Section 3.4(d).

         "Change Of Control Purchase Price". The term "Change of Control Purchase Price" shall have the meaning specified in Section 3.4(a).

         "Change Of Control Purchase Date". The term "Change of Control Purchase Date" shall have the meaning specified in Section 3.4(a).

         "Change Of Control Offer". The term "Change of Control Offer" shall have the meaning specified in Section 3.4(a).

         "Commission". The term "Commission" shall mean the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

         "Company". The term "Company" shall mean Dynex Capital, Inc., a Virginia corporation, and subject to the provisions of Article X, shall include its successors and assigns.

         "Corporate Trust Office of the Trustee". The term "Corporate Trust Office of the Trustee," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, from its office which is, located at 1021 East Cary Street, 3rd Floor (Corporate Trust-VA), Richmond, Virginia 23219.

         "Covenant Defeasance". The term "covenant defeasance" shall have the meaning specified in Section 11.1(c).

         "Custodian". The term "Custodian" shall mean the Trustee, as custodian for Cede pursuant to Section 2.5 with respect to the Notes in global form, or any successor entity thereto.

         "Default". The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "Defaulted Interest". The term "Defaulted Interest" shall have the meaning specified in Section 2.3.

         "Definitive Notes; In Definitive Form". The term "Definitive Notes" shall mean the Notes in definitive form. Any reference to Notes "in definitive form" shall mean definitive Notes.

         "Depository". The term "Depository" shall mean, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in Section 2.5(b) as the Depository with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depository" shall mean or include such successor.

         "Disqualified Stock". The term "Disqualified Stock" means, with respect to any Person, any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for indebtedness, or is redeemable at the option of the holder thereof, in whole or in part on or prior to the stated maturity.

         "DWAC". The term "DWAC" shall mean Deposit and Withdrawal at Custodian Service.

         "Event of Default". The term "Event of Default" shall mean any event specified in Section 6.1(a) through (g).

         "Exchange Act". The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Global Note". The term "Global Note" shall mean the note in global form as specified in Exhibit A.

         "Indenture". The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "Legal Defeasance". The term "legal defeasance" shall have the meaning specified in Section 11.1(b).

         "Note or Notes". The terms "Note" or "Notes" shall mean any one or more, as the case may be, of the 9.5% Senior Notes Due 2005 authenticated and delivered under this Indenture.

         "Noteholder; Holder". The term "Noteholder" or "holder" as applied to any Note, or other similar term (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note registrar's books.

         "Note Register". The term "Note register" shall have the meaning specified in Section 2.5(a).

         "Note Registrar". The term "Note registrar" shall have the meaning specified in Section 2.5(a).

         "Officers' Certificate". The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by two authorized officers which shall include (a) any of the President, the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer and (b) any Treasurer or Secretary or any Assistant Secretary of the Company, that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.4 if and to the extent required by the provisions of such Section.

         "Opinion of Counsel". The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or other counsel acceptable to the Trustee, that is delivered to the Trustee. Each such opinion shall include the statements provided for in
Section 13.4 if and to the extent required by the provisions of such Section.

         "Outstanding". The term "outstanding" with reference to Notes as of any particular time shall mean, subject to the provisions of Section 8.4, all Notes authenticated and delivered by the Trustee under this Indenture, except

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for which monies in the necessary amount shall have been deposited in trust with the Trustee for payment, redemption or repurchase; provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given pursuant to Article III or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Notes paid or exchanged pursuant to Section 2.5 hereof or Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by BONA FIDE holders in due course shall not be deemed outstanding.

         "Payment Date". The term "Payment Date" shall mean each May 31, August 31, November 30 and February 28.

         "Payment Default". The term "Payment Default" shall have the meaning specified in Section 6.1(d).

         "Person". The term "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "Predecessor Note". The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

         "Record Date". The term "record date" with respect to any Payment Date shall have the meaning set forth in Section 2.3 hereof.

         "Responsible Officer". The term "Responsible Officer" with respect to the Trustee, shall mean an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

         "Restricted Payment". The term "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or any payment made to the direct or indirect holders (in all their capacities as such) of Capital Stock of the Company (other than dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Stock); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any indebtedness existing on the Issue Date which is subordinated in right of payment to the Notes (other than indebtedness acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition and other than calls and resecuritizations of non-recourse obligations.)

         "Securities Act". The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Subsidiary".  The term "Subsidiary" of any specified person shall mean
(i) a corporation, a majority of whose Capital Stock with voting power under ordinary circumstances to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or such person and a Subsidiary or Subsidiaries of such person or a Subsidiary or Subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

         "Successor Company". The term "Successor Company" shall have the meaning specified in Section 11.1.

         "Trust Indenture Act". The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 9.3 and 13.8; provided that in the event said Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, said Trust Indenture Act of 1939 as so amended.

         "Trustee". The term "Trustee" shall mean Wachovia Bank National Association, its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "U.S. Government Obligations". The term "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock". The term "Voting Stock" shall have the meaning set forth in Section 3.5(e) hereof.

         Section 1.2  Incorporation By Reference of Trust Indenture Act.
                      -------------------------------------------------

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

         The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "Indenture Securities" means the Notes;

         "Indenture Security Holder" means a holder of Notes;

         "Indenture To Be Qualified" means this Indenture;

         "Indenture Trustee" or "Institutional Trustee" means the Trustee;

         "Obligor" on the Notes means the Company and any successor obligor under the Trust Indenture Act.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

         Section 1.3 Rules of Construction.
                     ---------------------

         Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.


                                   ARTICLE II

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         Section 2.1  Designation, Amount and Issue of Notes.
                      --------------------------------------

         The Notes shall be designated as "9.5% Senior Notes Due 2005." Notes not to exceed the aggregate principal amount of $32,079,025 upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes upon the written order of the Company, signed by its (a) Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer, and (b) any Treasurer or Secretary or any Assistant Secretary, without any further action by the Company hereunder. The Global Note shall be exchangeable only as provided in
Section 2.5.

         Section 2.2  Form of Notes.
                      -------------

         The Global Note shall represent all of the outstanding Notes and shall not be exchangeable for definitive Notes except as herein expressly provided. Payment of principal of and interest and premium, if any, on the Global Note shall be made in accordance with the provisions of Section 2.3 hereof.

         The terms and provisions contained in the form of Global Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Section 2.3  Date and Denomination of Notes; Payments of Principal
                      and Interest.
                      ----------------------------------------------------------

         The Notes shall be issuable in registered form only without coupons in denominations of $25 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, shall be repaid in equal quarterly installments of principal and shall bear interest on the outstanding principal balance from February 28, 2003 as provided in the Global Note. Principal and interest shall be first payable on May 31, 2003 and then quarterly on each August 31, November 30, February 28, and May 31 (each a "payment date") as specified on the face of the form of Global Note, attached as Exhibit A hereto.

         The Trustee shall apply such principal payments to the reduction of the principal amount outstanding under the Global Note and shall direct the Depository and Custodian to record such reduction in principal on the Global Note.

         The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any Payment Date (including any Note that is transferred or exchanged after the record date and on or before the Payment Date) shall be entitled to receive the principal and interest payable on Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange subsequent to the record date and prior to such Payment Date. Principal and interest may, at the option of the Company, be paid by check mailed to the address of such person as it appears on the Note register; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000, at the request (such request to include appropriate wire instructions) of such holder in writing to the Trustee on or before the record date preceding any Payment Date, principal and interest on such holder's Notes shall be paid by wire transfer in immediately available funds. The term "record date" with respect to any Payment Date (except as otherwise provided herein for Defaulted Interest) shall mean the 15th day of the month in which such Payment Date occurs.

         None of the Company, the Trustee or any paying agent shall have any responsibility or liability for any aspect of the records relating to or payment made on account of beneficial ownership interests in the Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         Any interest on any Note that is payable, but is not punctually paid or duly provided for, on any said May 31, August 31, November 30 or February 28 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.4  Execution of Notes.
                      ------------------

         The Notes shall be signed in the name and on behalf of the Company by the signature of its Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer and attested by the signature of its Treasurer, Secretary or any of its Assistant Secretaries (any of which signatures may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 13.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.5 Exchange and Transfer of Notes; Restrictions on Transfer; Depository.
                      ---------------------------------------------------------

         Any exchange or transfer of all or a part of the Global Note for definitive Notes pursuant to this Section 2.5 must be accompanied by a supplemental indenture that shall include the form of such definitive Notes. Except as otherwise expressly provided herein, the Global Note may not be exchanged for definitive Notes.

         (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the transfers of Notes. Such Note register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of transfers of Notes as herein provided. The Company may appoint one or more co-registrars. The Global Note shall be registered in the name of Cede & Co. Inc. as designee of The Depository unless exchanged as expressly provided for herein.

         Subject to the first paragraph of Section 2.5:

                  upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount may be required by Section 2.5(c).

                  notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes that the Noteholder making the exchange is entitled to receive bearing certificate numbers not contemporaneously outstanding.

                  all Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, executed by the Noteholder thereof or his attorney duly authorized in writing.

                  no service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

                  none of the Company, the Trustee or the Depository, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the mailing of a notice of redemption, (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption, or (c) any Notes surrendered for repurchase pursuant to Section 3.5 or, if a portion of any Note is surrendered for repurchase pursuant to Section 3.5, such portion thereof surrendered for repurchase pursuant to Section 3.5.

                  all Notes  issued upon any transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. All Notes, the transfer and/or exchange of which is effectuated by the Trustee pursuant to this Section 2.5, shall be accompanied by an Officers' Certificate of the Company certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

                  any transfer of a definitive Note or Notes must be effected by the delivery to the transferee (or its nominee) of a definitive Note or Notes registered in the name of the transferee (or its nominee) on the books maintained by the Trustee. With respect to any such transfer, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee (or such transferee's nominee, as the case may be), a definitive Note or Notes in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

         (b) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.5(b)), the Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

         The Depository shall be a clearing agency registered under the Exchange Act. The Company initially appoints the Depository Trust Company to act as Depository with respect to the Global Note. The Global Note shall be issued to the Depository, registered in the name of Cede, as the nominee of the Depository, and shall not be exchanged or transferred except as expressly provided for herein and shall be deposited with the Trustee as Custodian for Cede.

         Neither the Company nor the Trustee (or any registrar, paying agent or conversion agent under this Indenture) shall have responsibility for the performance by the Depository or its participants or indirect participants of its respective obligations under the rules and procedures governing its operations. The Depository will take any action permitted to be taken by a holder of Notes (including, without limitation, the presentation of Notes for exchange as described below) only at the direction of one or more participants to whose account with the Depository interests in the Global Note are credited, and only in respect of the principal amount of the Notes represented by the Global Note as to which such participant or participants has or have given such direction.

         If at any time the Depository for the Global Note notifies the Company that it is unwilling or unable to continue as Depository for such Notes, the Company may appoint a successor Depository with respect to such Notes. If a successor Depository for the Notes is not appointed by the Company within 90 days after the Company receives such notice, the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, shall authenticate and make available for delivery, Notes in definitive form, in an aggregate principal amount equal to the principal amount of the Global Note in exchange for the Global Note.

         Definitive Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.5(b) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall make available for delivery such definitive Notes to the persons in whose names such definitive Notes are so registered.

         At such time as all interest in the principal, premium, if any, and interest of the Global Note has been paid, redeemed, repurchased or canceled, the Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depository and the Custodian. At any time prior to such cancellation, if any interest in the principal, premium, if any, and interest of the Global Note is paid, exchanged for definitive Notes, redeemed, repurchased, converted, canceled or transferred to a transferee who receives definitive Notes therefor or any definitive Note is exchanged or transferred for part of the Global Note, the principal amount of the Global Note shall, in accordance with the standing procedures and instructions existing between the Depository and the Custodian, be reduced or increased, as the case may be, and an endorsement shall be made on the Global Note by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

         The Company and the Trustee may for all purposes, including the making of payments due on the Notes, deal with the Depository as the authorized representative of the Noteholders for the purposes of exercising the rights of Noteholders hereunder. The rights of the owner of any beneficial interest in the Global Note shall be limited to those established by law and agreements between such owners and depository participants; provided that no such agreement shall give any rights to any person against the Company or the Trustee without the written consent of the parties so affected. Multiple requests or directions from and votes of the Depository, as holder of notes in book-entry form with respect to any particular matter, shall not be deemed inconsistent to the extent they do not represent an amount of notes in excess of those held in the name of the Depository or its nominee.

         (c) Each holder or former holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's or former holder's Note in violation of any provision of this Indenture and/or applicable U.S. federal or state securities law.

         Section 2.6  Mutilated, Destroyed, Lost or Stolen Notes.
                      ------------------------------------------

         In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery a new Note bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Note or in lieu of and in substitution for the Note so destroyed, lost or stolen. The Company may charge such applicant for the expenses of the Company in replacing a Note. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature or has been called for redemption or is about to be repurchased shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof, except in the case of a mutilated Note), as the case may be, if the applicant for such payment shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this Section
2.6 in lieu of any Note that is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.7  Temporary Notes.
                      ---------------

         If definitive Notes are to be issued as provided herein, pending the preparation of such definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and make available for delivery temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination and shall be substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and deliver to the Trustee or such authenticating agent definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than the Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

         Section 2.8  Cancellation of Notes Paid, Etc.
                      --------------------------------

         All Notes surrendered for the purpose of payment, redemption, repurchase, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If required by the Company, the Trustee shall return canceled Notes to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.9 Cusip Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES

         Section 3.1  Redemption Prices.
                      -----------------

         The Notes are redeemable at the option of the Company at any time at the Company's option, upon notice as set forth in Section 3.2, in whole at any time or in part from time to time, at the redemption price of 100% of principal amount of Notes plus accrued and unpaid interest.

         Section 3.2  Notice of Redemption; Selection of Notes.
                      ----------------------------------------

         In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption and, in the case of any redemption pursuant to Section 3.1, it or, at its written request accompanied by the proposed form of notice of redemption (which must be received by the Trustee at least 45 days or, if the Note is issued solely as a Global Note, at least 20 days prior to the date fixed for redemption, unless a shorter period is agreed to by the Trustee or as otherwise required by the Depository), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days or, if the Note is issued solely as a Global Note, at least 10 and not more than 15 days or as otherwise required by the Depository or law, prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register, provided that subject to the approval of the form of notice by the Trustee if the Company shall give such notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee. Any such notice shall reflect that the Company has agreed to deposit with the Trustee on or prior to the date fixed for redemption an amount sufficient to redeem the principal amount of the Notes called for redemption and all interest accrued thereon up to the date fixed for redemption. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         Each such notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers), specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment shall be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption shall be paid as specified in said notice and that on and after said date, interest thereon or on the portion thereof to be redeemed shall cease to accrue. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof shall be issued.

         On or prior to the Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company shall deposit by 11:00 A.M. Eastern Time with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.4) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If fewer than all the Notes are to be redeemed, the Company shall give the Trustee written notice in the form of an Officers' Certificate not fewer than 15 days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

         If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $25 or integral multiples thereof), by lot or, in its discretion, on a PRO RATA basis; provided, however, that as long as the Notes are issued in global form, such Notes shall be redeemed in accordance with the procedures established by the Depository. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof.

         Section 3.3  Payment of Notes Called for Redemption.
                      --------------------------------------

         If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest thereon accrued to the date fixed for redemption subject to the provision in the last sentence of this paragraph, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest thereon accrued to said date), interest on the Notes or portion of Notes so called for redemption shall cease to accrue, and, except as provided in Sections 7.6 and 11.3, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest thereon to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any quarterly payment of principal and interest becoming due on the date fixed for redemption shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

         Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, such Note shall be deemed to remain outstanding and the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note until the principal, interest and premium, if any, shall have been paid or duly provided for.

         Section 3.4 Repurchase of Notes upon a Change of Control.
                     --------------------------------------------

         (a) If a Change of Control shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $25 at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the remaining outstanding principal balance of such Notes, plus accrued and unpaid interest thereon, if any, to the purchase date (the "Change of Control Purchase Date") pursuant to the offer described below (the "Change of Control Offer") and in accordance with the other procedures set forth in this Indenture.

         (b) Within 30 days following any Change of Control, the Company shall publish a notice in the Wall Street Journal, notify the Trustee thereof and give written notice of such Change of Control to each holder of Notes, by first-class mail, postage prepaid, at the Noteholder's address appearing in the Note register, stating, among other things, (i) that a Change of Control has occurred, (ii) the Change of Control Purchase Price, (iii) the Change of Control Purchase Date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act), (iv) that any Note not tendered shall continue to accrue interest and to have all of the benefits of this Indenture, (v) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date, (vi) that Noteholders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Noteholder to Elect Purchase" on the reverse of the Notes completed, to the Company at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Purchase Date, (vii) that Noteholders shall be entitled to withdraw their election if the Company receives, not later than the close of business on the second Business Day preceding the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Noteholder, the principal amount of Notes delivered for purchase, and a statement that such Noteholder is withdrawing his election to have such Notes purchased, and (viii) that Noteholders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $25 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes in connection with a Change of Control.

         (c) On the Change of Control Purchase Date, the Company shall, to the extent lawful, (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee in immediately available funds by 11:00 A.M. Eastern Time an amount equal to the Change of Control Purchase Price in respect of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Trustee shall promptly mail to each Noteholder of Notes so accepted payment in an amount equal to the purchase price of such Notes, and the Trustee shall promptly authenticate and mail to each Noteholder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $25 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (d) The term "Change in Control" shall mean an event or series of events in which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires "beneficial ownership" (as determined in accordance with Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company whether by purchase tender, merger or otherwise; provided, however, that any such person or group shall not be deemed to be the beneficial owner of, or to beneficially own, any Voting Stock tendered in a tender offer until such tendered Voting Stock is accepted for purchase under the tender offer; or all or substantially all of the assets of the Company are sold, exchanged or otherwise is transferred to such person or group (other than any pledges or transfers made in connection with the securitization of the Company's assets.)

         (e) "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

         Section 4.1  Payment of Principal, Premium and Interest.
                      ------------------------------------------

         The Company covenants and agrees that it shall duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Any amounts of cash to be given to the Trustee or paying agent shall be deposited with the Trustee or paying agent in immediately available funds by 11:00 A.M. Eastern Time. Each installment of principal and interest on the Notes due on any quarterly Payment Date may be paid by mailing checks for the amounts payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the Note register; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000, at the request (such request to include appropriate wire instructions) of such holder in writing to the Trustee, principal and interest on such holder's Notes shall be paid by wire transfer in immediately available funds. An installment of principal or interest shall be considered paid on the date due if the Trustee or paying agent (other than the Company, a Subsidiary of the Company or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment of principal or interest and is not prohibited from paying such money to the holders of the Notes pursuant to the terms of this Indenture.

         Section 4.2  Maintenance of Office or Agency.
                      -------------------------------

         The Company shall maintain in Richmond, Virginia, an office or agency, which may be an office or agency of the Trustees where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Note registrar and the Corporate Trust Office of the Trustee, as offices or agencies of the Company for the purposes set forth in the first paragraph of this Section 4.2.

         So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.11(a).

         Section 4.3  Appointments to Fill Vacancies in Trustee's Office.
                      --------------------------------------------------

         The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 7.11, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 4.4  Provisions as to Paying Agent.
                      -----------------------------

         (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company or the Trustee, as the case may be, shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.4:

                  (1) that it shall hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it shall give the Trustee written notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it shall forthwith pay to the Trustee all sums so held in trust.

         The Company shall, before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure to take such action.

         (b) If the Company shall act as its own paying agent, it shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and shall notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

         (c) Anything in this Section 4.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 4.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.4 is subject to Sections 11.3 and 11.4.

         Section 4.5  Corporate Existence.
                      -------------------

         Subject to Article X, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of any Subsidiary of the Company, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not materially adverse to the holders of the Notes.

         Section 4.6  Stay, Extension and Usury Laws.
                      ------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

         Section 4.7  Compliance Statement; Notice of Defaults.
                      ----------------------------------------

         (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

         (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within ten days of its becoming aware of any such default or Event of Default.

         Section 4.8 Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.
                      -----------------------------------------------------

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distribution on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to, the Company or a Subsidiary of the Company, (ii) make loans or advances to the Company or any Subsidiary of the Company, or (iii) transfer any of its properties or assets to the Company other than any Subsidiary other than in each case any encumbrance or restriction relating to the securitization of the assets of the Company or Subsidiary consistent with past practice.

         Section 4.9  Taxes.
                      -----

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or its Subsidiaries or upon the income, profits or property of the Company or any such Subsidiary and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiary; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

         Section 4.10  Insurance.
                       ---------

         The Company shall provide, or cause to be provided, for itself and its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts with such deductibles and by such methods as shall be determined in good faith by the Board of Directors to be appropriate.

         Section 4.11  Limitation on Restricted Payments.
                       ---------------------------------

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, unless:

(a) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Restricted Payment; and

(b) the aggregate amount of all such Restricted Payments does not exceed the sum of (i) the cumulative real estate investment trust taxable income of the Company earned for the tax years ended after December 31, 2001, as determined by Section 857(b)(2) of the Code, without giving effect to the dividends paid deduction defined in Section 561 of the Code and (ii) One Million Dollars ($1,000,000).

         The provisions of this covenant shall not prohibit any distribution by the Company which is necessary to maintain the Company's status as a real estate investment trust under the Code.

         Section 4.12  Limitations on Transactions with Affiliates.
                       -------------------------------------------

         The Company shall not, and shall not permit any of its Subsidiaries to, conduct any business or enter into any transactions or series of transactions with or for the benefit of any of its Affiliates (each, an "Affiliate Transaction"), except in good faith and on terms that are, in the aggregate, no less favorable to the Company or such Subsidiary, as the case may be, than those that could have been obtained in a comparable transaction on an arm's-length basis from a Person who is not such an Affiliate. All Affiliate Transactions (and each series of related Affiliate Transactions which are a part of a common plan) involving aggregate payments or other market value in excess of $3 million, shall be approved unanimously by the Board of Directors of the Company, such approval to be evidenced by a board resolution stating that such directors have, in good faith, determined that such transactions or related transactions comply with the foregoing provision; and if the Company or any Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions which are part of a common plan) involving aggregate payments or market value in excess of $5 million, the Company or such Subsidiary shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or related transactions from an independent financial advisor and file the same with the Trustee; provided that this sentence shall not be applicable with respect to sales or purchases of products or services by the Company or from its Affiliates in the ordinary course of business on terms similar to those that could have been obtained in a comparable transaction on an arms-length basis from a Person who is not such an Affiliate. Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to
(i) customary directors' fees and (ii) customary fees or transactions by and among the Company and its wholly owned Subsidiaries.


                                    ARTICLE V

                  NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY

         Section 5.1  Noteholders' Lists.
                      ------------------

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Notes, the Company and the Trustee, and shall otherwise comply with Trust Indenture Act Section 312(a). If the Trustee is not the Notes registrar, the Company shall furnish to the Trustee on or before at least seven Business Days preceding each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of holders of Notes, and the Company shall otherwise comply with Trust Indenture Act Section 312(a).

         Section 5.2  Reports by Company.
                      ------------------

         The Company shall deliver to the Trustee within 15 days after it files the same with the Commission, copies of all reports and information (or copies of such portions of any of the foregoing as the Commission may by its rules and regulations prescribe), if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or pursuant to the immediately following sentence. So long as the Notes remain listed on the American Stock Exchange, the Company shall file with the Commission such reports as may be required pursuant to Section 13 of the Exchange Act in respect of a security registered pursuant to Section 12 of the Exchange Act, regardless of whether the Company is otherwise required to file such reports. If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or otherwise required to file reports pursuant to the immediately preceding sentence) and so long as at least Three Million Dollars ($3,000,000) in aggregate principal amount of Notes remain outstanding, the Company shall deliver to the Trustee, within 15 days after it would have been required to file such information with the Commission were it required to do so, annual and quarterly financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," in each case substantially equivalent to that which it would have been required to include in such quarterly or annual reports, information, documents or other reports if it had been subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall provide copies of the foregoing materials to the Noteholders to the extent required by the Trust Indenture Act once this Indenture has been qualified. The Company shall also comply with the other provisions of the Trust Indenture Act Section 314(a).

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         Section 6.1  Events of Default.
                      -----------------

         In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of the principal of or premium, if any, on the Notes when due at maturity, upon a payment date or upon redemption or otherwise, including failure by the Company to purchase the Notes when required under Section 3.5; or

         (b) default in the payment of any installment of interest on the Notes as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

         (c) a failure on the part of the Company to duly observe or perform any other covenants or agreements on the part of the Company in this Indenture (other than a default in the performance or breach of a covenant or agreement that is specifically dealt with elsewhere in this Section 6.1) that continues for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee, by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.4; or

         (d) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), other than any non-recourse indebtedness, whether such indebtedness or guarantee now exists or shall be created after the date hereof, which default (i) is caused by a failure to pay principal or interest on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a "Payment Default") or (ii) results in the acceleration of such indebtedness prior to its expressed maturity and, in each case, the principal amount of such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25,000,000 or more;

         (e) final judgments or decrees shall be entered by a court of competent jurisdiction against the Company or any Subsidiary involving liabilities of $40,000,000 or more (singly or in the aggregate) (after deducting the portion of such liabilities accepted by a reputable insurance company) and such final judgments or decrees shall not have been vacated, discharged, satisfied or stayed pending appeal within 60 days from the entry thereof;

         (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

         (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 8.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of, premium, if any, on the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in
Section 6.1(f) or (g) occurs and is continuing, the principal of all the Notes and the interest accrued thereon shall be immediately due and payable. The foregoing provision is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.7, and if any and all defaults under this Indenture, other than the nonpayment of principal of, premium, if any, and accrued interest on Notes that shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereto. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes and the Trustee shall continue as though no such proceeding had been taken.

         Section 6.2  Payments of Notes on Default; Suit Therefor.
                      -------------------------------------------

         The Company covenants that (a) in case a default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether upon a Payment Date, at maturity of the Notes or in connection with any redemption or repurchase, by declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal of, premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or willful misconduct. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, subject to the rights of the Trustee under Section 7.3 and 7.7 hereof, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after the deduction of any amounts due the Trustee under Section 7.7; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Noteholder any plan of reorganization or arrangement affecting the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

         In any proceedings brought by the Trustee pursuant to this Indenture or any supplement hereto (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

         Section 6.3  Application of Monies Collected by Trustee.
                      ------------------------------------------

         Any monies collected by the Trustee pursuant to this Article VI shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         First: To the payment of all amounts due the Trustee under Section 7.7;

         Second: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto; and

         Third: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then due and unpaid upon the Notes for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal, premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

            Section 6.4  Proceedings by Noteholder.
                         -------------------------

         No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of, premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder except as otherwise set forth herein.

            Section 6.5  Proceedings by Trustee.
                         ----------------------

         In case of an Event of Default and subject to the provisions of Section
7.7 hereof, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            Section 6.6  Remedies Cumulative and Continuing.
                         ----------------------------------

         Except as provided in Section 2.6, all powers and remedies given by this Article VI to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of such powers and remedies or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

            Section 6.7 Direction of Proceedings and Waiver of Defaults by Majority of Noteholders.
                         --------------------------------------------------

         The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes or (ii) a default in respect of a covenant or provisions hereof that under Article IX cannot be modified or amended without the consent of the holders of all Notes then outstanding. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing and the Company, the Trustee and the holders of the Notes shall as reasonably possible be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            Section 6.8  Notice of Defaults.
                         ------------------

         The Trustee shall, within 90 days after the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults of which a Responsible Officer has actual knowledge, unless such defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

            Section 6.9  Undertaking to Pay Costs.
                         ------------------------

         All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 10% in principal amount of the indenture securities outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the due date expressed in such Note.


                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

            Section 7.1  Duties and Responsibilities of Trustee.
                         --------------------------------------

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

               (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

              (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;
                    provided that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i)  this  paragraph (c) does not limit the effect of paragraph
                    (b) of this Section 7.1;

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee unless it is proved that the Trustee was negligent in ascertaining the pertinent facts reasonably available to the Trustee; and

             (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.7.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

            Section 7.2  Reports by Trustee to Holders.
                         -----------------------------

         Within 60 days after each April 1 commencing with the April 1 following the date of this Indenture, the Trustee shall, if required by the Trust Indenture Act, mail to each Noteholder a brief report dated as of such April 1 that complies with Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Sections 313(b) and 313(c).

            The Company shall promptly notify the Trustee in writing if the Notes become listed or desisted on any stock exchange or automatic quotation system.

            A copy of each report at the time of its mailing to Noteholders shall be mailed to the Company and, to the extent required by Section 5.2 hereof and of the Trust Indenture Act Section 313(d), filed with the Commission and each stock exchange, if any, on which the Notes are listed.

         Section 7.3  Reliance on Documents, Opinions, etc.
                      ------------------------------------

         Except as otherwise provided in Section 7.1:

         (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed or required by the Trust Indenture Act); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) The Trustee may consult with counsel of its selection and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

         (d) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; no Depository, Custodian or paying agent who is not the Trustee shall be deemed an agent of the Trustee, and the Trustee (in its capacity as Trustee) shall not be responsible for any act or omission by any such Depository, Custodian or paying agent;

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to this Indenture unless such holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities that would be incurred by it in compliance with such request or direction.

         (f) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers;

         (g) In connection with any request to transfer or exchange any Note, the Trustee may request a direction (in the form of an Officers' Certificate) from the Company and an Opinion of Counsel with respect to compliance with any restrictions on transfer or exchange imposed by this Indenture, the Securities Act, other applicable law or the rules and regulations of any exchange on which the Notes may be traded, and the Trustee may rely and shall be protected in acting upon such direction and in accordance with such Officers' Certificate and Opinion of Counsel;

         (h) The Trustee shall not be deemed to have knowledge of any Event of Default or other fact or event upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers has actual knowledge thereof obtained by a written statement.

            Section 7.4  No Responsibility for Recitals, etc.
                         -----------------------------------

         The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

            Section 7.5  Trustee, Paying Agents or Registrar May Own Notes.
                         -------------------------------------------------

         The Trustee, any paying agent or any Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent or Note registrar.

            Section 7.6  Monies to be Held in Trust.
                         --------------------------

         Subject to the provisions of Section 11.5, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed to in writing from time to time by the Company and the Trustee.

           Section 7.7  Compensation and Expenses of Trustee.
                        ------------------------------------

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 7.7 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

            Section 7.8  Officers' Certificate as Evidence.
                         ---------------------------------

         Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

            Section 7.9  Conflicting Interests of Trustee.
                         --------------------------------

         In the event that the Trust Indenture Act is applicable hereto, and if the Trustee has or shall acquire a conflicting interest within the meaning of Trust Indenture Act Section 310(b) and there exists an Event of Default hereunder (exclusive of any period of grace or requirement of notice), the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

           Section 7.10  Eligibility of Trustee.
                         ----------------------

         There shall at all times be a Trustee hereunder that shall be a person that satisfies the requirements of Trust Indenture Act Section 310(a)(1) and
Section 310(a)(5) and that has a combined capital and surplus of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII.

            Section 7.11  Resignation or Removal of Trustee.
                          ---------------------------------

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company; and the Company shall mail, or cause to be mailed, notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.

         (b) In case at any time any of the following shall occur:

               (i) the Trustee shall fail to comply with Section 7.9 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.10 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

             (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as provided in the next paragraph, may petition any court of competent jurisdiction for an appointment of a successor trustee.

            If no successor trustee shall have been so appointed and have accepted appointment within 60 days after removal or the mailing of such notice of resignation to the Noteholders, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor trustee, or, in the case of either resignation or removal, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.11 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.12.

            Section 7.12  Acceptance by Successor Trustee.
                          -------------------------------

         Any successor trustee appointed as provided in Section 7.11 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but on the written request of the Company or of the successor trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.7, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.7.

            No successor  trustee shall accept  appointment  as provided in this
Section 7.12 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.9 and eligible under the provisions of Section 7.10.

            Upon acceptance of appointment by a successor trustee as provided in this Section 7.12, the Company shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

            Section 7.13  Successor, by Merger, etc.
                          -------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.9 and eligible under the provisions of Section 7.10 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            Section 7.14  Limitation on Rights of Trustee as Creditor.
                          -------------------------------------------

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes) and the Trust Indenture Act is applicable hereto, the Trustee shall be subject to the provisions of Trust Indenture Act
Section 311(a) or, if applicable, Trust Indenture Act Section 311(b) regarding the collection of the claims against the Company (or any such other obligor).


                                  ARTICLE VIII

                           CONCERNING THE NOTEHOLDERS

            Section 8.1  Action by Noteholders.
                         ---------------------

         Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

            Section 8.2  Proof of Execution by Noteholders.
                         ---------------------------------

         Subject to the provisions of Sections 7.1 and 7.2, proof of the execution of any instrument by a Noteholder or by agent or proxy shall be sufficient if made in accordance with Section 7.3 hereof. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar.

            Section 8.3  Who are Deemed Absolute Owners.
                         ------------------------------

         The Company, the Trustee, any paying agent and any Note registrar may deem the person in whose name such Note shall be registered upon the books of the Company to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon order of such holder, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

            The Depository shall be deemed to be the owner of the Global Note for all purposes, including receipt of notices to Noteholders and payment of principal of, premium, if any, and interest on the Notes. None of the Company, the Trustee (in its capacity as Trustee), any paying agent or the Note registrar (or co-registrar) shall have any responsibility for any aspect of the records relating to or payments made on account of beneficial interests of the Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            Section 8.4  Company-Owned Notes Disregarded.
                         -------------------------------

         In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

         Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.4 if the pledgee shall establish to the satisfaction of the Trustee the pledger's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.

         In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and subject to Section 7.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

            Section 8.5  Revocation of Consents, Future Holders Bound.
                         --------------------------------------------

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.1  Supplemental Indentures Without Consent of Noteholders.
                      ------------------------------------------------------

         The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

         (b) to evidence the succession of another person to the Company, or successive successions, and the assumption by the Successor Company of the covenants, agreements and obligations of the Company pursuant to Article X;

         (c) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (d) to provide for the exchange of the Global Note for Notes to be issued in definitive form and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

         (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of the Notes;

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

         (g) to modify, eliminate or add to the provisions of this Indenture to such extent necessary to effect the qualification of this Indenture under the Trust Indenture Act (if applicable), or under any similar federal statute hereafter enacted (if applicable).

            The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any  supplemental  indenture  authorized  by the  provisions of this
Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 9.2.

            Section 9.2  Supplemental Indentures With Consent of Noteholders.
                         ---------------------------------------------------

         With the consent (evidenced as provided in Article VIII) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by a Board Resolution and the Trustee, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) without the consent of the holders of each Note so affected, extend the fixed maturity of any Note or due date for principal installments thereunder, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption or repurchase thereof, alter the obligation of the Company to repurchase the Notes at the option of the holder upon the occurrence of a Change of Control or impair or affect the right of any Noteholder to institute suit for the payment thereof or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or (ii) without the consent of the holders of all the Notes then outstanding, reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture.

            Upon the request of the Company, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Section 9.3  Effect of Supplemental Indentures.
                         ---------------------------------

         Any supplemental  indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act, as then in effect, if such supplemental indenture is then required to so comply. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.4  Notation on Notes.
                      -----------------

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture, but they need not do so. After notice to the Trustee, if the Company shall determine to add such a notation, new Notes so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 13.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

            Section 9.5 Evidence of Compliance of Supplemental Indenture to be Furnished to the Trustee.
                         --------------------------------------------------

         The Trustee shall be furnished with and, subject to the provisions of Sections 7.1 and 7.2, may rely conclusively upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.


                                    ARTICLE X

           CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER AND LEASE

            Section 10.1  Company may Consolidate, etc. on Certain Terms.
                          ----------------------------------------------

         The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets (determined on a consolidated basis) to any person unless: (i) either the Company is the resulting, surviving or transferee person (the "Successor Company") or the Successor Company is a person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and the Successor Company (if not the Company) expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under this Indenture and the Notes,
(ii) immediately after giving effect to such transaction, no Event of Default has happened and is continuing and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

            Section 10.2  Successor Company to be Substituted.
                          -----------------------------------

         In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party hereto. When a Successor Company duly assumes all the obligations of the Company pursuant to this Indenture and the Notes, the predecessor shall be released from all such obligations.

            Section 10.3  Opinion of Counsel to be Given to Trustee.
                          -----------------------------------------

         The Trustee, subject to Sections 7.1 and 7.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article X.


                                   ARTICLE XI

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

            Section 11.1  Legal Defeasance And Covenant Defeasance Of The Notes.
                          -----------------------------------------------------

         (a) The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Notes upon compliance with the conditions set forth in paragraph (d).

         (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Notes on the date the conditions set forth in paragraph (d) below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections of and matters under this Indenture referred to in clauses (i) and (ii) below and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned, except for the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of holders of outstanding Notes to receive solely from the trust fund described in paragraph
(d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due and (ii) obligations listed in Section 11.3.

         (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article IV, Article X and
Section 3.4 with respect to the outstanding Notes on and after the date the conditions set forth in paragraph (d) are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

         (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Notes:

                  (i) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance satisfactory to the Trustee, cash or non-callable U.S. Government Obligations maturing as to principal and interest at such times, or a combination thereof, in such amounts as are sufficient, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, to pay the principal of, premium, if any, and interest on the outstanding Notes on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and of the Notes as well as all other sums payable hereunder by the Company;

                  (ii) (A) No Event of Default shall have occurred or be continuing on the date of such deposit, and (B) no Default or Event of Default under Section 6.1(f) or 6.1(g) shall occur on or before the 123rd day after the date of such deposit;

                  (iii) Such deposit shall not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument or agreement to which the Company is a party or by which it or its property is bound;

                  (iv) In the case of a legal defeasance under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling applicable to such a defeasance or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and shall be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and, in the case of a covenant defeasance under paragraph (c) above, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that holders of the Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                  (v) The holders shall have a perfected security interest under applicable law in the cash or U.S. Government Obligations deposited pursuant to
Section 11.1(d)(i) above;

                  (vi) The Company shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that, after the passage of 123 days following the deposit, the trust funds shall not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally;

                  (vii) Such defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company; and
                  (viii) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 11.1 have been complied with; provided, that no deposit under clause (i) shall be effective to terminate the obligations of the Company under the Notes or this Indenture prior to the passage of 123 days following such deposit.

         Section 11.2  Termination of Obligations upon Cancellation of the Notes.
                       --------------------------------------------

         In addition to the Company's rights under Section 11.1, the Company may terminate all of its obligations under this Indenture (subject to Section 11.3) when:

         (a)(i) all Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6) have been delivered to the Trustee for cancellation; and

         (ii) the Company has paid or caused to be paid all other sums payable hereunder and under the Notes by the Company; or

         (b)(i) the Notes not previously delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee upon delivery of notice, (ii) the Company shall have irrevocably deposited with the Trustee, as trust funds, cash, in an amount sufficient to pay principal of premium, if any, and interest on the outstanding Notes, to maturity or redemption, as the case may be, (iii) such deposit shall not result in a breach or violation of, or constitute a default under, any agreement or instrument pursuant to which the Company is a party or by which it or its property is bound and (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that all conditions related to such defeasance have been complied with.

         Section 11.3  Survival of Certain Obligations.
                       -------------------------------

         Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in Section 11.1 or 11.2, the respective obligations of the Company and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 3.1, 4.2, 5.1, 6.4, 6.9, 7.6, 7.11, 11.5, 11.6 and 11.7 shall survive until the Notes are no longer outstanding, and thereafter, the obligations of the Company and the Trustee under Sections 6.9, 7.6, 11.5, 11.6 and 11.7 shall survive. Nothing contained in this Article XI shall abrogate any of the rights, obligations or duties of the Trustee under this Indenture.

            Section 11.4  Acknowledgment of Discharge by Trustee.
                          --------------------------------------

         Subject to Section  11.7,  after (i) the  conditions of Section 11.1 or
11.2 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 11.3.

            Section 11.5  Application of Trust Assets.
                          ---------------------------

         The Trustee shall hold any cash or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to Section 11.1 or 11.2, as the case may be. The Trustee shall apply the deposited cash or the U.S. Government Obligations, together with earnings thereon in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 11.1 or 11.2, as the case may be, to the payment of principal of, premium, if any, and interest on the Notes. The cash or U.S. Government Obligations so held in trust and deposited with the Trustee in compliance with Section 11.1 or 11.2, as the case may be, shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all holders entitled thereto. Except as specifically provided herein, the Trustee shall not be requested to invest any amounts held by it for the benefit of the holders or pay interest on uninvested amounts to any holder.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.1 hereof or Section 11.2 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Notes.

            Section 11.6  Repayment to the Company; Unclaimed Money.
                          -----------------------------------------

         Subject to applicable laws governing escheat of such property, and upon termination of the trust established pursuant to Section 11.1 hereof or 11.2 hereof, as the case may be, the Trustee shall promptly pay to the Company upon written request any excess cash or U.S. Government Obligations held by them. Additionally, if amounts for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee shall, upon written request, pay such amounts back to the Company forthwith. Thereafter, all liability of the Trustee with respect to such amounts shall cease. After payment to the Company, holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.

            Section 11.7  Reinstatement.
                          -------------

         If the Trustee is unable to apply any cash or U.S. Government Obligations in accordance with Section 11.1 or 11.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.1 or 11.2 until such time as the Trustee is permitted to apply all such cash or U.S. Government Obligations in accordance with Section 11.1 or 11.2, as the case may be; provided that if the Company makes any payment of principal of, premium, if any, or interest on any Notes following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the amounts held by the Trustee.


                                   ARTICLE XII

         IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

         Section 12.1  Indenture and Notes Solely Corporate Obligations.
                       ------------------------------------------------

         No recourse for the payment of the principal of, or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

            Section 13.1  Addresses for Notices, etc.
                          --------------------------

         Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Dynex Capital, Inc., 4551 Cox Road, Suite 300, Glen Allen, Virginia 23060, Attention: Chief Financial Officer with a copy to Elizabeth R. Hughes, Esq., Venable, Baetjer and Howard, LLP 80101 Towers Crescent Drive, Suite 300, Vienna, Virginia 22182. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Trustee, which office is, at the date as of which this Indenture is dated, located at 1021 East Cary Street, 3rd Floor (Corporate Trust-VA) Richmond, Virginia 23219. Attention: Chief Financial Officer.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at the address of such Noteholder as it appears on the Note register and shall be sufficiently given to such Noteholder if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            Section 13.2  Communications by Holders with Other Holders.
                          --------------------------------------------

         Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Note registrar and any other person shall have the protection of Trust Indenture Act Section 312(c).

            Section 13.3  Governing Law.
                          -------------

         This Indenture shall be deemed to be a contract made under the substantive laws of Virginia and for all purposes shall be construed in accordance with the substantive laws of Virginia without regard to conflicts of laws principles thereof.

            Section 13.4 Evidence of Compliance with Conditions Precedent; Certificates to Trustee.
                          -------------------------------------------------

         Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, including those actions set forth in Trust Indenture Act Section 314(c), the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Section 13.5  Legal Holidays.
                          --------------

         In any case where any payment date, date fixed for redemption, stated maturity or Change of Control Purchase Date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the payment date, date fixed for redemption, Change of Control Purchase Date, or at the stated maturity; provided, that no interest shall accrue for the period from and after such payment date, date fixed for redemption, Change of Control Purchase Date or stated maturity, as the case may be.

            Section 13.6  No Security Interest Created.
                          ----------------------------

         Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

            Section 13.7  Trust Indenture Act.
                          -------------------

         This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act.

            Section 13.8  Trust Indenture Act Controls.
                          ----------------------------

         If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the Trust Indenture Act, the imposed duties, upon qualification of this Indenture under the Trust Indenture Act, shall control.

            Section 13.9  Benefits of Indenture.
                          ---------------------

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any conversion agent, any Note registrar and their successors hereunder and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 13.10 Table of Contents, Headings etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

            Section 13.11  Authenticating Agent.
                           --------------------

         The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as Trustee hereunder pursuant to Section 7.10.

            Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor company is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor company.

            Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

            The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

            The provisions of Sections 7.3, 7.4, 7.5, 8.3 and this Section 13.11 shall be applicable to any authenticating agent.

            Section 13.12  Execution in Counterparts.
                           -------------------------

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Wachovia Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed and attested, all as of the date first written above.

                                 DYNEX CAPITAL, INC.



                                 By:
                                      ------------------------------------------
                                      Name:  Stephen J. Benedetti
                                      Title: Chief Financial Officer and
                                             Executive Vice President
Attest:



__________________________________
Kathleen A. Fern
Assistant Secretary



                                 WACHOVIA BANK NATIONAL ASSOCIATION, as Trustee



                                 By:  ------------------------------------------

                                 Name:  ----------------------------------------

                                 Title:  ---------------------------------------
Attest:



__________________________________

                         EXHIBIT A - FORM OF GLOBAL NOTE

                             [FORM OF FACE OF NOTE]


February 28, 2003                                                          CUSIP
                               DYNEX CAPITAL, INC.
                                                                     26817Q AD 2
                           9.50% Senior Notes Due 2005

                  DYNEX CAPITAL, INC., a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to the Depository Trust Company or registered assigns, the principal sum of Thirty Two Million Seventy Nine Thousand Twenty Five Dollars ($32,079,025) in equal quarterly installments as set forth below (subject to adjustment as set forth in the fourth paragraph hereof), at the office or agency of the Company maintained for that purpose in Richmond, Virginia, or, at the option of the holder of this Global Note, at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly, on May 31, August 31, November 30 and February 28 (each a "Payment Date"), commencing May 31, 2003, on the outstanding principal balance of this Global Note at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Global Note, from February 28, 2003 or the most recent Payment Date, as the case may be, next preceding the date of this Global Note to which principal and interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Global Note.

            Principal shall be due and payable on the Payment Date in eight equal quarterly installments in an amount equal to twelve and one-half percent (12.5%) of the initial principal amount of this Global Note as follows (subject to adjustment as set forth in the fourth paragraph hereof):

                 Due date                                            Amount
                 --------                                            ------

                 May 31, 2003                                       $4,009,878
                 August 31, 2003                                    $4,009,878
                 November 30, 2003                                  $4,009,878
                 February 28, 2004                                  $4,009,878
                 May 31, 2004                                       $4,009,878
                 August 31, 2004                                    $4,009,878
                 November 30, 2004                                  $4,009,878
                 February 28, 2005                                  $4,009,879

            The Trustee shall apply such principal payments to the reduction of the aggregate principal amount outstanding under the Global Note and direct the Depository and Custodian to record such reduction in the aggregate principal amount outstanding under the Global Note. Any interest on any Note that is payable, but is not punctually paid or duly provided for on said May 31 and August 31, November 30 and February 28 and the continuance of such default for a period of thirty (30) days (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, either (i) by notifying the Trustee of a special record date, the amount of interest to be paid on such special record date and the date of payment (not more than 25 days after receipt by the Trustee of such interest, unless the Trustee shall consent to an earlier date) and depositing with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest on making arrangements satisfactory to the Trustee for such deposit or (ii) in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon notice requested by such exchange, if, after notice to the Trustee, the Trustee deems such manner of payment to be practicable.

            The principal and interest so payable on any May 31, August 31, November 30 and February 28 will be paid to the person in whose name this Global Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the May 15, August 15, November 15 and February 15 (record date) (whether or not a Business Day) next preceding such May 15, August 15, November 15 and February 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

            This Global Note shall represent all of the outstanding Notes and shall not be exchangeable for definitive Notes except as expressly provided in the Indenture. Subject to the terms of the Indenture and the execution and delivery of a supplemental indenture, the aggregate principal amount of this Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Global Note for interests in the Global Note or definitive Notes or exchanges of interests in the Global Note or definitive Notes for a part of this Global Note, redemptions or repurchases of a part of this Global Note or cancellations of a part of this Global Note or transfers of interests in the Global Note or definitive Notes in return for a part of this Global Note or transfers of a part of this Global Note effected by delivery of interests in the Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Principal Repayments, Exchanges, Redemptions, Repurchases, Cancellations and Transfers on the last page hereof. Subject to the first sentence of this paragraph, (i) exchanges of a part of this Global Note for interests in the Global Note or definitive Notes, (ii) exchanges of interests in the Global Note or definitive Notes for a part of this Global Note, (iii) redemptions or repurchases of a part of this Global Note, (iv) cancellations of a part of this Global Note, (v) transfers of interests in the Global Note or definitive Notes in return for a part of this Global Note and
(vi) transfers of a part of this Global Note effected by delivery of interests in the Global Note or definitive Notes may be effected without the surrendering of this Global Note, provided that appropriate notations on the Schedule of Principal Repayments, Exchanges, Redemptions, Repurchases, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Global Note resulting therefrom or as a consequence thereof.

                  Reference is made to the further provisions of this Global Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Global Note to be duly executed under its corporate seal.

                               DYNEX CAPITAL, INC.



                               By:
                                    --------------------------------------------
                                    Name: Stephen J. Benedetti
                                    Title: Executive Vice President
                                           and Chief Financial Officer

Attest:



--------------------------------
Kathleen A. Fern
Assistant Secretary

                     [FORM OF CERTIFICATE OF AUTHENTICATION]




                          CERTIFICATE OF AUTHENTICATION

Dated: February 28, 2003

                  This is one of the Notes described in the within-named Indenture.

                               Wachovia Bank National Association, as Trustee




                               By: _____________________________
                                   Authorized Signatory

                        [FORM OF REVERSE OF GLOBAL NOTE]



                               DYNEX CAPITAL, INC.

                           9.50% Senior Notes Due 2005

                  This Global Note is one of a duly authorized issue of Notes of the Company, designated as its 9.50% Senior Notes Due 2005 (herein called the "Notes"), limited to the aggregate principal amount of $32,079,025 all issued or to be issued under and pursuant to an Indenture dated as of February 28, 2003 (the "Indenture"), between the Company and Wachovia Bank National Association, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Global Note shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to repurchase the Notes at the option of the holders upon the occurrence of a Change of Control, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, subject to the terms set forth in the Indenture without the consent of the holder of each Note so affected or
(ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Notes in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, or a default in respect of a covenant or provision of the Indenture that under Article IX thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Global Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Global Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Global Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  Subject to the terms of the Indenture, the Notes are issuable in registered form without coupons in denominations of $25 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  The Notes are redeemable at the option of the Company at any time. The Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the price of 100% of the outstanding principal amount, together with accrued interest to the date fixed for redemption; provided that if the date fixed for redemption is a date on or after the record date for the next following Payment Date and on or before the next following Payment Date, then the principal installment and interest payable on such following Payment Date shall be paid to the holder on the record date for the next following Payment Date.

                  If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company repurchase such holder's Notes in whole or in part in integral multiples of $25, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

            Upon due presentment for registration of transfer of this Global Note at the office or agency of the Company in Richmond, Virginia, or at the option of the holder of this Global Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Global Note (whether or not this Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Global Note.

                  No recourse for the payment of the principal of or any premium or interest on this Global Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                       [FORM OF OPTION TO ELECT REPAYMENT

                            UPON A CHANGE OF CONTROL]

To: Dynex Capital, Inc.

                  The undersigned registered owner of this Global Note hereby irrevocably acknowledges receipt of a notice from Dynex Capital, Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Global Note, or the portion thereof (which is $25 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Global Note, together with accrued interest to such date, to the registered holder hereof.




Dated: _______________________                 _________________________________
                                               Signature(s)


                                               _________________________________



                                               Social Security or Other Taxpayer
                                               Identification Number

                                               Principal amount to be repaid (if
                                               less than all): $________________



NOTICE: The option to elect payment upon a Change of Control must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                              [FORM OF ASSIGNMENT]

                  For  value  received   _______________________________  hereby
sell(s), assign(s) and transfer(s) unto _________________ (please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.



Dated: _______________________


_________________________________


_________________________________
Signature(s)


Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.



_________________________________
Signature Guarantee


NOTICE: The assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

NOTICE:  Transfers are subject to the limitations set forth in the Indenture.

                                   SCHEDULE A

                  SCHEDULE OF PRINCIPAL REPAYMENTS, EXCHANGES,
              REDEMPTIONS, REPURCHASES, CANCELLATIONS AND TRANSFERS

            The   initial   principal   amount  of  this  Global  Note  is  U.S.
$32,079,025. The following scheduled repayments of principal, additions to principal, redemptions, repurchases, exchanges of a part of this Global Note for an interest in the Global or Note definitive Notes have been made:


---------------------------------------------------------------------------------------------------------------------

                                                                    Principal Amount
                                   Principal Amount Added on     Redeemed, Repurchased
                                    Exchange of Interest in    Exchanged for Interest in      Remaining Principal
  Date and amounts of Principal        the Global Note or          the Global Note or          Amount Outstanding
           Repayments                   Definitive Notes            Definitive Notes       Following such Transaction
---------------------------------- --------------------------- --------------------------- ---------------------------

May 31, 2003 -
---------------------------------- --------------------------- --------------------------- ---------------------------

Aug. 31, 2003 -
---------------------------------- --------------------------- --------------------------- ---------------------------

Nov. 30, 2003 -
---------------------------------- --------------------------- --------------------------- ---------------------------

Feb. 28, 2004 -
---------------------------------- --------------------------- --------------------------- ---------------------------

May 31, 2004 -
---------------------------------- --------------------------- --------------------------- ---------------------------

Aug. 31, 2004-
---------------------------------- --------------------------- --------------------------- ---------------------------

Nov. 30, 2004-
---------------------------------- --------------------------- --------------------------- ---------------------------

Feb. 28, 2005 -
---------------------------------- --------------------------- --------------------------- ---------------------------